Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

Hyundai Capital America (the “Company”)

Re:	Hyundai Auto Receivables Trust 2026-D – Data Files and XML File Procedures

We have performed the procedures described below on the specified attributes in

(i)	an electronic data file entitled “FINAL_TAPE_HART_2026_D_MAX (KPMG).xlsx” provided by the Company on October 7, 2026, containing information on 73,839 automobile, light-duty truck, and minivan retail installment sale contract receivables (the “Receivables”) as of October 5, 2026 (the “Initial Data File”),

(ii)	an electronic data file entitled “FINAL_TAPE_HART_2026_D_MAX (KPMG) 101626.xlsx” provided by the Company on October 16, 2026, containing information on 73,839 Receivables as of October 5, 2026 (the “Data File”, and together with the Initial Data File, the “Data Files”), and

(iii)	an electronic data file entitled “hca-autoloanex102_10122026_1_Max.xml” provided by the Company on October 14, 2026, containing information on the 73,839 Receivables as of September 30, 2026 (the “XML File”).

We were informed the Receivables are intended to be included as collateral in the offering by Hyundai Auto Receivables Trust 2026-D. The Company is responsible for the specified attributes identified by the Company in the Data Files and XML File.

The Company, and other third parties who execute an agreement with KPMG LLP, together the “Specified Parties,” have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in evaluating the accuracy of the specified attributes in the Data Files and XML File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the procedures section below.

•	The term “Title Document” means one of the title documents we listed in email correspondence to the Company on October 19, 2026, which the Company confirmed are acceptable forms of Title Document.

•	The term “Acceptable Company Names” means the names we listed in email correspondence to the Company on October 19, 2026, which the Company confirmed are acceptable names for the Company that can appear in the Title Documents as the Lien Holder, Owner, or Security Interest Holder/Lessor.

•	The term “Vehicle Model Mapping” means an electronic data file entitled “Model_Map_HART_2026_D.xlsx” provided by the Company on October 9, 2026, containing the mapping of specific vehicle models to general vehicle models and vehicle types.

•	The term “KSIOP System” means the Company’s electronic loan system used to service the Receivables.

•	The term “Sources” means the following information provided as electronic copies and/or images by the Company related to the Sample Receivables (defined below). We make no representation regarding the validity, enforceability, or authenticity of the Sources:

–	Installment Sale Contract, Modification Agreement, Extension Agreement, Notice of Change, Title Document, Credit Application, DealerTrack Application, Memorandum Invoice, HCA Credit Decision and/or Purchaser’s Statement, provided for each of the Sample Receivables;

–	Data records in the KSIOP System which we accessed via virtual desktop for each of the Sample Receivables; and,

–	Vehicle Model Mapping.

•	The term “Data Files Cutoff Date” means October 5, 2026.

•	The term “XML File Cutoff Date” means September 30, 2026.

•	The term “Provided Information” means the Instructions, Acceptable Company Names, Sources, Data Files Cutoff Date, and XML File Cutoff Date.

The procedures we were instructed by the Company to perform are as follows:

A.	We randomly selected a sample of 150 Receivables from the Initial Data File (the “Sample Receivables”) using a random sampling tool. A listing of the Sample Receivables was provided to the Company. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Receivables we were instructed to randomly select from the Initial Data File.

B.	For each Sample Receivable, we compared or recomputed the specified attributes in the Initial Data File listed below to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable. The Company indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Initial Data File to the Sources for each of the attributes identified, utilizing the Instructions, as applicable, constituted an exception. The Sources are listed in the order of priority with the highest priority source listed first.

Attribute	Sources / Instructions

Original Amount Financed	Installment Sale Contract, Notice of Change (if any), KSIOP System, Modification Agreement

Annual Percentage Rate (“APR”)	Installment Sale Contract, Notice of Change (if any), KSIOP System

Attribute	Sources / Instructions

Scheduled Monthly Payment Amount	Installment Sale Contract, Notice of Change (if any), KSIOP System, Modification Agreement

Contract Date	Installment Sale Contract, Modification Agreement

First Payment Date	Installment Sale Contract, Extension Agreement (if any), KSIOP System, Modification Agreement

Original Term (number of months)	Installment Sale Contract, KSIOP System, Modification Agreement

Maturity Date	Recompute as the Original Term (number of months) plus the First Payment Date, adjusted for any payment extensions or due date changes appearing on the Extension Agreement (if any).

In the event the information was not in agreement, compare the Maturity Date to the corresponding information stated in the “General Information” screen in the KSIOP System.

Dealer’s State	Installment Sale Contract

Vehicle Make	Installment Sale Contract

Consider the information to be in agreement if:

	–	The Vehicle Make stated in the Initial Data File was “Other” and in the Installment Sale Contract was not Hyundai or Kia.

	–	The Vehicle Make stated in the Initial Data File was different than Vehicle Make in the Installment Sale Contract due to spelling, abbreviation, or truncation, to the extent such variation refers to “Hyundai,” “Kia,” or “Genesis.”

Vehicle Model	Installment Sale Contract, KSIOP System, Vehicle Model Mapping

“New” or “Used”	KSIOP System

Model Year	Installment Sale Contract, Memorandum Invoice

Obligor’s Zip Code	Installment Sale Contract, KSIOP System

Obligor’s State	Installment Sale Contract, KSIOP System

Co-Obligor Present Indicator	Installment Sale Contract, KSIOP System

Remaining Principal Balance	KSIOP System (without consideration of financial activities subsequent to the Data Files Cutoff Date)

FICO Score	KSIOP System

We found such information to be in agreement except as listed in Exhibit A.

C.	As a result of the findings identified and reported in the performance of Procedure B, the Initial Data File was revised by the Company. The Data File reflected the revision of the Co-Obligor Present Indicator field as determined appropriate by the Company.

We reperformed Procedure B for the Sample Receivables on the specified attributes in the Data File. We found such information to be in agreement without exception.

D.	For each Sample Receivable, we observed the presence of the following in the Sources:

•	Title Document. We were instructed by the Company to observe that one of the Acceptable Company Names appeared in the Title Document as the Lien Holder, Owner, or Security Interest Holder/Lessor.

•	Truth-in-Lending Disclosure. We were instructed by the Company to observe that a Truth-in-Lending Disclosure appeared in the Installment Sale Contract.

•	Credit Application. We were instructed by the Company to observe a Credit Application. We were instructed by the Company to consider a signed Credit Application, approved DealerTrack Application, approved HCA Credit Decision, or signed Purchaser’s Statement to be acceptable forms of Credit Application. We make no representation regarding the authenticity of the signature(s) on the Credit Application.

We found such information to be present without exception.

E.	For each Sample Receivable, we compared the specified attributes in the XML File listed below to the corresponding information included in the Data File or Sources, utilizing the Instructions, as applicable. The Company indicated that the absence of any of the information in the Data File or Sources or the inability to agree the indicated information from the XML File to the Data File or Sources for each of the attributes identified, utilizing the Instructions, as applicable, constituted an exception. The Data File and Sources are listed in the order of priority with the highest priority source listed first.

Attribute	Data File / Sources / Instructions

Reporting Period Scheduled Payment Amount	Installment Sale Contract, Notice of Change (if any), KSIOP System.

Consider the information to be in agreement if the Reporting Period Scheduled Payment Amount in the XML File was blank and the KSIOP System indicated the Sample Receivable was in “Pending” status as of close of business on the XML File Cutoff Date.

Model Year	Data File, Installment Sale Contract, KSIOP System

Obligor’s State	Data File, Installment Sale Contract, Notice of Change (if any), KSIOP System

Co-Obligor Present Indicator	Data File, Installment Sale Contract, Notice of Change (if any), KSIOP System

We found such information to be in agreement without exception.

We were engaged by the Company to perform this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data Files and XML File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data Files, XML File, and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

McLean, Virginia

October 22, 2026

Exhibit A

Exception List – Initial Data File

Sample Receivable #	Attribute	Per Initial Data File	Per Sources

146*	Co-Obligor Present Indicator	FALSE	TRUE

148*	Co-Obligor Present Indicator	FALSE	TRUE

*Information was found to be in agreement in the Data File

A-1